UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934


                       October 25, 2007 (October 25, 2007)
                Date of Report (Date of earliest event reported)



                                FIRST BANKS, INC.
             (Exact name of registrant as specified in its charter)


           MISSOURI                      0-20632                 43-1175538
 (State or other jurisdiction    (Commission File Number)     (I.R.S. Employer
         of incorporation)                                   Identification No.)


                 135 NORTH MERAMEC, CLAYTON, MISSOURI      63105
               (Address of principal executive offices) (Zip code)


                                 (314) 854-4600
              (Registrant's telephone number, including area code)


                                 Not Applicable
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

( ) Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

( ) Soliciting material  pursuant to  Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

( ) Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

( ) Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

                                FIRST BANKS, INC.

TABLE OF CONTENTS
                                                                           Page
                                                                           ----

ITEM 2.02   RESULTS OF OPERATIONS AND FINANCIAL CONDITION.................   1

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS.............................   1

SIGNATURE.................................................................   2

ITEM 2.02 - RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

     On October 25, 2007, First Banks, Inc. issued a press release announcing its financial results for the three and nine months ended September 30, 2007. A copy of the press release is attached hereto as Exhibit 99.


ITEM 9.01 - FINANCIAL STATEMENTS AND EXHIBITS.

(d)  Exhibits.

     Exhibit Number            Description
     --------------            -----------

           99                  Press  Release  issued  by  First Banks, Inc.  on
                               October 25, 2007.

                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                 FIRST BANKS, INC.




Date:  October 25, 2007                          By: /s/ Terrance M. McCarthy
                                                     ---------------------------
                                                         Terrance M. McCarthy
                                                         President and
                                                         Chief Executive Officer